                                                                   Exhibit 23(a)


                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 16, 1997, which appears on page 37 of the 1996 Annual Report to Shareholders of Union Planters Corporation, which is incorporated by reference in Union Planters Corporation's Annual Report on Form 10-K for the year ended December 31, 1996.



                                     PRICE WATERHOUSE LLP

                                     /s/ PRICE WATERHOUSE LLP

                                     Memphis, Tennessee


June 4, 1997